Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 3/16/2009


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   5.56%
December, 1999   4.80%
November, 1999   5.79%
October, 1999   6.11%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.30%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88